UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2024

Mass Megawatts Wind Power Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-32465	04-3402789
(State of Incorporation)	(Commission File Number)	( IRS Employer Identification Number)

119 Boston Turnpike Ste. #290 Shrewsbury, MA 01545

(Address of principal executive offices) (Zip Code)

(508) 942-3531

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol
Common Stock, no par value	MMMW

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the provisions of Massachusetts Business Corporation Act, Mass Megawatts Wind Power, Inc., a Massachusetts corporation (the “Corporation”), adopts the following Article of Amendment to the Restated Articles of Incorporation:

The Restated Articles of Incorporation of the Corporation (Massachusetts General Laws Chapter 156D, Section 10.06; 950 CMR 113.34) are hereby amended Article Six as an additional paragraph of Article Six, reading in its entirety as follows:

Upon the effectiveness of the filing of this Certificate of Amendment the Restated Certificate of Incorporation of the Company, as amended on July 26,2024, every 100 shares of Common Stock issued and outstanding or held by the Company in treasury immediately prior to the Effective Time shall, automatically and without any further action on the part of the Company or the holder thereof, be combined into one share validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”), subject to the treatment of fractional share interests as described below. Each fractional share interest after the Reverse Split will receive a whole share to replace each fractional share. The “round up” of fractional shares is common procedure regarding the treatment of fractional share interests regarding reverse stock splits and its process. Any stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock (an “Old Certificate”) shall thereafter, automatically and without the necessity of presenting the same for exchange, represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined.

3. This amendment has been approved in the manner required by the Commonwealth of Massachusetts and the constituent documents of the Corporation.

4. These Articles of Amendment to the Restated Articles of Incorporation shall became effective on July 26, 2024, with the Secretary of State of the Commonwealth of Massachusetts.

The information in this Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly incorporated by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be Signed on its behalf by the undersigned hereunto duly authorized.

/s/ Jonathan Ricker
Chief Executive Officer
Mass Megawatts Wind Power, Inc.

Date: July 26, 2024